7961 SHAFFER PARKWAY Exhibit 99.1
SUITE 5
LITTLETON, COLORADO 80127
TELEPHONE (720) 981-1185
FAX (720) 981-1186

Trading Symbol: VGZ
Toronto and NYSE Amex Equities Stock Exchange
NEWS

Vista Gold Corp. Announces Initial Results of Ongoing Mt. Todd Exploration and Development Drilling

Denver, Colorado, June 27, 2011 - Vista Gold Corp. (TSX & NYSE Amex Equities: VGZ) (“Vista” or the “Company”) is pleased to announce the initial results of drilling completed at the Batman deposit during the 2010-11 program at the Mt. Todd gold project in Northern Territory, Australia.  Vista is undertaking a bankable feasibility study ("BFS") for the Mt. Todd gold project which it expects to complete late this year.  In support of the BFS, the Company started drilling at the Batman deposit in 2010 and the program is ongoing at the time of this announcement.  This press release contains the results of gold assays of samples taken from 10 core holes (5740 total meters drilled) from the first phase of the program.  The drilling program is designed to achieve the following objectives:

●	Provide definition and sampling of the Batman deposit in areas that could potentially impact the BFS final pit design,
●	Provide samples for additional metallurgical testing (including a broad program to evaluate the metallurgical variability of the deposit),
●
Explore for and evaluate mineralized areas in the hanging wall and at depth that could add to the estimated mineral resources and potentially improve the grade and reduce the stripping ratio through the reclassification of material from waste to ore,

●	Explore for potential extensions of mineralization along the north-south trend of the deposit, and
●	Provide engineering information for the BFS including hydrogeology and slope stability information.

Commenting on the drilling program results, Fred Earnest, Vista's President and COO, stated, "We are pleased with the results of this program at the Mt. Todd gold project.  As can be seen in the plans and cross sections (found at http://www.vistagold.com/mt_todd.php?subpage=figures ) the results extend the Batman deposit mineralization at depth and provide information on the deeper, higher grade portions of the core zone of the ore body. Additionally, the results show the mineralization on the eastern side of the deposit is more widespread than has been previously modeled. We expect these results to have a positive effect on the estimated gold resources and the potential waste stripping ratio. Step-out drilling of 500 meters to the north and 300 meters to the south, along the trend of the deposit indicates the mineralization continues beyond currently planned pit limits, albeit in narrow zones of low grade sheeted veins.  We are currently working on a new resource model incorporating the latest information and expect to be in a position to release the results in August of this year. We expect that the new resource model will be incorporated in the BFS’s economic analysis and we anticipate this will further improve the Mt. Todd gold project’s expected economic return. The BFS is proceeding as planned and we have commenced the permitting process concurrent with the BFS."

The following table summarizes significant results of the drilling program.

Hole #	Description	Total Depth (meters)	Assay Interval	Thickness (meters)	Approx. True Thickness (meters)	Gold Grade (gram/tonne)
VB10-007	Test parallel structures & deep core zone	727.2	38.0 -48.0	10.0	7.5	0.63
			451.0 -463.0	12.0	9.0	0.87
			509.0 -526.0	17.0	12.8	1.13
			570.0 – 590.7	20.7	15.5	0.84
			643.0 – 653.0	10.0	7.5	0.71
VB10-008	Test parallel structures & deep core zone	735.4	223.1 – 225.0	1.9	1.5	15.44
			350.0 – 355.0	5.0	4.0	2.04
			359.9 – 369.9	10.0	8.1	0.63
			404.0 – 410.5	6.5	5.3	3.41
			437.0 – 453.0	16.0	13.0	1.34
			489.0 – 512.0	23.0	18.6	0.53
			489.0 – 498.0	9.0	7.3	1.41
			526.0 – 563.0	37.0	30.0	1.17
			610.0 – 660.0	50.0	40.5	1.11
VB10-009	Large step out along strike to the south	669.5	594.0 – 605.0	11.0	8.9	0.58
			623.0 – 636.0	13.0	10.5	0.59
VB10-010	Pre-collar for core hole	48	-
VB10-011	Large step out along strike to the north	630.4	328.0 – 345.0	17.0	13.1	0.91
			381.8 – 400.0	18.2	14.0	0.67
			413.0 – 417.0	4.0	3.1	6.77
			453.0 – 462.1	9.1	7.0	1.28
VB10-012	Test parallel structures and deep core zone	725.9	335.0 – 347.0	12.0	9.5	1.19
			351.0 – 402.0	51.0	39.8	1.12
			457.0 – 499.0	42.0	32.8	0.96
			512.0 – 600.0	88.0	69.5	1.32
		including	562.0 – 600.0	38.0	30.0	2.31
			617.0 – 669.0	52.0	40.6	2.84
		including	617.0 – 631.0	14.0	10.9	7.66
			635.0 – 669.0	34.0	26.9	1.17
			689.0 – 709.0	20.0	15.8	1.44
MTH003	Metallurgical core hole	499.4	259.0 – 283.0	24.0	20.9	1.69
			347.0 – 483.0	136.0	118.3	1.37
		including	371.0 – 443.0	72.0	62.6	1.93
			490.7 – 499.4	8.7	7.6	1.02
VB11-001	Metallurgical core hole	596.1	104.0 - 115.0	11.0	10.7	0.05
			197.0 – 210.0	13.0	12.6	1.69
			215.0 – 254.0	39.0	37.8	0.76
			277.0 – 295.0	18.0	17.5	0.97
			309.0 – 466.0	157.0	152.3	1.24
		including	352.0 – 377.0	25.0	24.3	2.37
		including	451.0 – 464.0	13.0	12.6	2.51
			475.0 – 486.0	11.0	10.7	0.88
			506.0 – 529.0	23.0	22.3	1.01
VB11-002	Metallurgical core hole	572.9	23.0 – 40.0	17.0	16.5	0.47
			152.0 – 198.6	46.6	45.2	0.57
			245.0 – 270.0	25.0	24.3	2.02
			302.0 – 325.0	23.0	22.3	0.64
			329.0 – 435.0	106.0	102.8	1.48
			439.0 – 489.0	50.0	48.5	0.57
VB11-003	Metallurgical core hole	535.0	249.0 - 259.7	10.7	10.3	0.73
			270.0 – 278.2	8.2	7.9	0.47
			350.8 – 429.6	78.8	75.6	1.41
		including	400.0 – 418.0	18.0	17.3	3.01
			434.9 – 467.0	32.1	30.8	0.59

The drilling has been completed and the core has been logged, photographed and sampled by employees of Vista Gold Australia under the direction of Vista’s Vice President of Exploration, Mr. Frank Fenne P.G., who is a “qualified person” within the meaning of Canadian National Instrument 43-101¯Standards of Disclosure for Mineral Projects (“NI 43-101”).  Core holes through VB10-011 were shipped to ALS-Chemex sample prep lab in Alice Springs, Australia.  Prepared sample pulps are shipped by ALS-Chemex to its assay lab in Perth, Australia.  Second lab check assays were completed by Genalysis Laboratory Services in Perth, Australia.  Later holes were prepared and assayed by North Australia Laboratories, Pine Creek, Australia, again using Genalysis for second lab checks.

Core logging and sample custody, preparation and assaying were completed in compliance with NI 43-101 standards.

About Vista Gold Corp.

Vista is focused on the development of the Mt. Todd gold project in Northern Territory, Australia, and the Concordia gold project in Baja California Sur, Mexico, to achieve its goal of becoming a gold producer. Vista holds approximately 34% of the outstanding shares of Midas Gold Corp., a private exploration company, which has a large exploration property in Idaho, including the Yellow Pine property previously held by the Corporation.  Vista’s other holdings include the Guadalupe de los Reyes gold-silver project in Mexico, the Awak Mas gold project in Indonesia, and the Long Valley gold project in California.  For more information about our projects, including technical studies and mineral resource estimates, please visit our website at www.vistagold.com.

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as, planned development activities at the Mt. Todd gold project, including, planned environmental, technical and economic studies and a final BFS, planned timing and anticipated results of permitting at the Mt. Todd gold project, estimates of mineral resources, the conversion of inferred mineral resources to measured and indicated resources, the conversion of mineral resources to mineral reserves, the potential to expand the resource base at the Mt. Todd gold project, the potential to enhance the project economics of the Mt. Todd gold project through engineering studies and the drill program, the anticipated timing, design and expected results of the drill program at the Mt. Todd gold project, the timing for the completion and anticipated results of the definitive BFS for the Mt. Todd gold project, the confirmation of the metallurgical parameters of the Mt. Todd gold project, favorable effects of Mt. Todd gold project economics, and other such matters are forward-looking statements and forward-looking information.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource estimates, estimates of results based on such resource estimates; risks relating to completing metallurgical testing; risks relating to cost increases for capital and operating costs; risks relating to delays in the completion of  anticipated development activities at the Mt. Todd gold project, risks related to the timing and the ability to obtain the necessary permits at the Mt. Todd gold project, risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in Vista’s latest Annual Report on Form 10-K as filed on March 14, 2011, and Quarterly Report on Form 10-Q, as filed May 10, 2011, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

Without limiting the foregoing, this press release uses terms that comply with reporting standards in Canada and certain estimates are made in accordance with Canadian National Instrument NI 43-101 (“NI 43-101”). NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosures an issuer makes of scientific and technical information concerning mineral projects.  This press release uses the terms “estimated mineral resources” and “estimated contained gold resources”. We advise U.S. investors that while these terms are recognized by Canadian regulations, these terms are not defined terms under the United States Securities and Exchange Commission’s (the “SEC”) Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. “Estimated mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an estimated mineral resource will ever be upgraded to a higher category.  The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant “reserves” as in-place tonnage and grade without reference to unit measures.  Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority.  U.S. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into SEC Industry Guide 7 reserves.

For further information, please contact Connie Martinez at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com.